Exhibit 99.1

NESSCO GROUP HOLDINGS LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED 31 MARCH 2012

Nessco Group Holdings Limited

Registered Number SC340634

Consolidated Financial Statements

Year ended 31 March 2012

Nessco Group Holdings Limited

INDEPENDENT AUDITORS’ REPORT

Johnston Carmichael LLP

29 Albyn Place

Aberdeen

AB10 1YL

Independent Auditors’ Report

The Board of Directors

Nessco Group Holdings Limited:

We have audited the accompanying consolidated balance sheets of Nessco Group Holdings Limited and its subsidiary undertakings as of 31 March 2012 and 2011 and the related consolidated profit and loss accounts and cash flow statements for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nessco Group Holdings Limited and its subsidiary undertakings as of 31 March 2012 and 2011, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles in the United Kingdom.

Accounting principles generally accepted in the United Kingdom vary in certain significant respects from U.S. generally accepted accounting principles. Information relating to the nature and effects of such differences is presented in note 26 to the consolidated financial statements.

/s/ Johnston Carmichael LLP
Johnston Carmichael LLP
Aberdeen, United Kingdom

September 17th 2012

CONSOLIDATED PROFIT AND LOSS ACCOUNT

FOR THE YEAR ENDED 31 MARCH 2012

Nessco Group Holdings Limited

			2012		2011
	Notes	£	£	£	£
Turnover	2
Continuing operations		33,218,864		16,866,987
Discontinued operations		25,170		440,287

Total turnover			33,244,034		17,307,274
Cost of sales	3		(27,651,542)		(13,699,575)

Gross profit	3		5,592,492		3,607,699
Distribution costs	3		(597,327)		(594,116)
Administrative expenses	3		(2,625,591)		(2,314,739)

Operating profit	4
Continuing operations		2,609,680		775,162
Discontinued operations		(240,106)		(76,318)

Total operating profit			2,369,574		698,844
Loss on sale of subsidiary undertakings			—		(52,567)
Loss on restructuring			(317,037)		—

Profit on ordinary activities before interest			2,052,537		646,277
Other interest receivable and similar income			3,648		9,213
Interest payable and similar charges	5		(1,056,774)		(1,091,143)

Profit/(loss) on ordinary activities before taxation			999,411		(435,653)
Tax on profit/(loss) on ordinary activities	6		(465,642)		(69,489)

Profit/(loss) on ordinary activities after taxation			533,769		(505,142)

CONSOLIDATED STATEMENT OF RECOGNISED GAINS AND LOSSES

FOR THE YEAR ENDED 31 MARCH 2012

Nessco Group Holdings Limited

	2012	2011
	£	£
Profit/(Loss) for the financial year	533,769	(505,142)
Unrealised surplus on revaluation of properties	—	197,211

Total recognised gains and losses relating to the year	533,769	(307,931)

CONSOLIDATED AND COMPANY BALANCE SHEETS

AS AT 31 MARCH 2012

Nessco Group Holdings Limited

		Consolidated		Company
		2012	2011	2012	2011
	Notes	£	£	£	£
Fixed assets
Intangible assets	8	3,852,698	4,469,130	—	—
Tangible assets	9	4,167,823	4,223,693	34,746	55,139
Investments	10	—	—	14,009,441	14,009,441

		8,020,521	8,692,823	14,044,187	14,064,580

Current assets
Stocks	11	670,368	881,656	—	70,082
Debtors	12	14,377,700	6,548,277	293,128	391,335
Cash at bank and in hand		4,160,795	2,679,044	—	1,813

		19,208,863	10,108,977	293,128	463,230
Creditors: amounts falling due within one year	13	(13,703,662)	(6,342,366)	(3,997,883)	(3,339,193)

Net current assets		5,505,201	3,766,611	(3,704,755)	(2,875,963)

Total assets less current liabilities		13,525,722	12,459,434	10,339,432	11,188,617
Creditors: amounts falling due after more than one year	14	(11,693,826)	(11,824,072)	(11,693,826)	(11,824,072)

		1,831,896	635,362	(1,354,394)	(635,455)

Capital and reserves
Called up share capital	17	1,462,765	800,000	1,462,765	800,000
Revaluation reserve	18	197,211	197,211	—	—
Profit and loss account	18	171,920	(361,849)	(2,817,159)	(1,435,455)

Shareholders’ funds	19	1,831,896	635,362	(1,354,394)	(635,455)

CONSOLIDATED CASH FLOW STATEMENT

FOR THE YEAR ENDED 31 MARCH 2012

Nessco Group Holdings Limited

		2012		2011
	£	£	£	£
Net cash inflow from operating activities		2,827,676		610,213
Returns on investments and servicing of finance
Interest received	3,648		9,213
Interest paid	(739,779)		(569,238)

Net cash outflow for returns on investments and servicing of finance		(736,131)		(560,025)
Taxation		(41,625)		(15,311)
Capital expenditure and financial investment
Payments to acquire tangible assets	(273,724)		(238,725)
Receipts from sales of tangible assets	12,841		18,700

Net cash outflow for capital expenditure		(260,883)		(220,025)
Acquisitions and disposals
Sale of subsidiary undertakings (net of cash acquired)	—		547,433

Net cash inflow for acquisitions and disposals		—		547,433

Net cash inflow before management of liquid resources and financing		1,789,037		362,285
Financing
Repayment of bank loans	(2,081,438)		(589,775)
Issue of ordinary share capital	600,000		—
Issue of loan funding	1,400,000		—

Net cash outflow from financing		(81,438)		(589,775)

Increase/(decrease) in cash in the year		1,707,599		(227,490)

NOTES TO THE CONSOLIDATED CASH FLOW STATEMENT

FOR THE YEAR ENDED 31 MARCH 2012

Nessco Group Holdings Limited

1.	Reconciliation of operating profit to net cash inflow from operating activities

	2012 £	2011 £
Operating profit	2,369,574	698,844
Depreciation of tangible assets	325,360	330,969
Amortisation of intangible assets	616,432	616,432
Profit on disposal of tangible assets	(12,841)	(18,476)
Decrease/(Increase) in stocks	79,524	(497,590)
Increase in debtors	(7,994,145)	(2,627,036)
Increase in creditors within one year	7,443,772	2,107,070

Net cash inflow from operating activities	2,827,676	610,213

2.	Analysis of net debt

	1 April 2011	Cash flow	Other non-cash changes	31 March 2012
	£	£	£	£
Net cash:
Cash at bank and in hand	2,679,044	1,481,751	—	4,160,795
Bank overdrafts	(244,759)	225,848	—	(18,911)

	2,434,285	1,707,599	—	4,141,884

Debts falling due within one year	(589,776)	589,776	(355,588)	(355,588)
Debts falling due after one year	(5,090,338)	1,491,662	302,766	(3,295,910)
Other loans	(6,733,643)	(1,400,000)	(264,173)	(8,397,816)

	(12,413,757)	681,438	(316,995)	(12,049,314)

Net debt	(9,979,472)	2,389,037	(316,995)	(7,907,430)

3.	Reconciliation of net cash inflow to movement in net debt

	2012 £	2011 £
Increase/(decrease) in cash in the year	1,707,599	(227,490)
Net cash outflow from decrease in debt	681,438	589,775
Amortisation of debt issue costs	(103,401)	(94,717)
Accrual of redemption premium	(213,594)	(213,594)

Movement in net debt in the year	2,072,042	53,974
Opening net debt	(9,979,472)	(10,033,446)

Closing net debt	(7,907,430)	(9,979,472)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 MARCH 2012

Nessco Group Holdings Limited

1	Accounting policies

1.1.	Accounting convention

The financial statements are prepared under the historical cost convention.

1.2.	Compliance with accounting standards

The financial statements are prepared in accordance with applicable United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice), which have been applied consistently (except as otherwise stated).

1.3.	Basis of consolidation

The consolidated profit and loss account and balance sheet include the financial statements of the company and its subsidiary undertakings made up to 31 March 2012. The results of subsidiaries sold or acquired are included in the profit and loss account up to, or from the date control passes. Intra-group sales and profits are eliminated fully on consolidation.

1.4.	Turnover

Turnover represents amounts (excluding value added tax) derived from the provision of goods and services to customers.

The amount of profits attributable to the stage of completion of a long term contract is recognised when the outcome of the contract can be foreseen with reasonable certainty. Turnover for such contracts is stated at the cost appropriate to their stage of completion plus attributable profits, less the amounts recognised in previous years. Provision is made for any losses as soon as they are foreseen.

1.5.	Goodwill

Goodwill arising on consolidation is written off in equal annual instalments over its estimated useful economic life which is considered to be 10 years.

1.6.	Tangible fixed assets and depreciation

Tangible fixed assets other than freehold land are stated at cost or valuation less depreciation. Depreciation is provided at rates calculated to write off the cost or valuation less estimated residual value of each asset over its expected useful life, as follows:

Freehold buildings	2% per annum
Fixtures, fittings and computers	10-33% per annum
Motor vehicles	20-33% per annum
Equipment hired to customers	10-33% per annum

No depreciation is charged against land.

1.7.	Investments

Fixed asset investments are stated at cost less provision for diminution in value.

Current asset investments are stated at the lower of cost and net realisable value.

1.8.	Stock and work in progress

Stocks are stated at the lower of average cost and net realisable value. Short-term work in progress is valued at the lower of cost (wages, materials and on cost) and net realisable value.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2012

Nessco Group Holdings Limited

1.9.	Long term contracts

Where the outcome of the contract cannot be foreseen with reasonable certainty, contract work in progress is stated at cost incurred, less those costs transferred to the profit and loss account, after deducting foreseeable losses and payments on account not matched with turnover.

Uninvoiced amounts recoverable on long term contracts are included in debtors and represent turnover recognised in excess of payments on account.

1.10.	Pensions

The company operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the company in an independently administered fund. The amount charged against profits represents the contributions payable to the scheme in respect of the accounting period.

1.11.	Taxation

Deferred tax is provided in full on timing differences which result in an obligation at the balance sheet date to pay more tax, or right to pay less tax, at a future date, at rates expected to apply when they crystallise based on current tax rates and law. Timing differences arise from inclusion of items of income and expenditure in taxation computations in periods different from those in which they are included in the financial statements. Deferred tax assets are recognised to the extent that it is regarded as more likely than not they will be recovered. Deferred tax is not recognised when fixed assets are revalued unless by the balance sheet date there is a binding agreement to sell the revalued assets and the gain or loss expected to arise on sale has been recognised in the financial statements. Deferred tax assets and liabilities are not discounted.

1.12.	Foreign currency translation

Transactions in foreign currencies are recorded using the rate of exchange ruling at the date of the transaction. Monetary assets and liabilities expressed in foreign currencies are translated using the rate of exchange ruling at the balance sheet date and the gains and losses on translation are included in the profit and loss account. Differences on exchange are included in operating profit.

1.13.	Finance costs

Finance costs of financial liabilities are recognised in the profit and loss account over the term of such instruments at a constant rate on the carrying amount.

2	Turnover

The total turnover of the group for the year has been derived from its principal activity.

Segmental analysis by geographical area

The analysis by geographical area of the group’s turnover is set out as below:

	2012	2011
	£	£
Geographical segment
UK and North Sea	10,107,970	7,578,651
Rest of the World	23,136,064	9,728,623

	33,244,034	17,307,274

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2012

Nessco Group Holdings Limited

3	Cost of sales, gross profit, distribution costs and administration expenses

		2012			2011
	Continuing operations	Discontinued operations	Total	Continuing operations	Discontinued operations	Total
	£	£	£	£	£	£
Cost of sales	27,632,125	19,417	27,651,542	13,398,750	300,825	13,699,575

Gross profit	5,586,739	5,753	5,592,492	3,468,237	139,462	3,607,699

Distribution costs	597,327	—	597,327	594,116	—	594,116
Administration costs	2,379,732	245,859	2,625,591	2,098,959	215,780	2,314,739

4	Operating profit

	2012	2011
	£	£
Operating profit is stated after charging:
Amortisation of intangible assets	616,432	616,432
Depreciation of tangible assets	329,594	330,969
Loss on foreign exchange transactions	—	56,251
Operating lease rentals	1,439,310	1,574,985
Fees payable to the group’s auditor for the audit of the group’s annual accounts (company £6,000; 2011: £4,075)	29,500	24,075
and after crediting:
Profit on disposal of tangible assets	(12,841)	(18,476)
Profit on foreign exchange transactions	(5,181)	—

5	Interest payable

	2012	2011
	£	£
On bank loans and overdrafts	309,840	382,606
On other loans wholly repayable within five years	429,939	400,226
Amortisation of debt issue costs	103,401	94,717
Loan redemption interest accrual	213,594	213,594

	1,056,774	1,091,143

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2012

Nessco Group Holdings Limited

6	Taxation

	2012	2011
	£	£
Domestic current year tax
U.K. corporation tax	443,952	56,160
Adjustment for prior years	—	(14,221)

Total current tax	443,952	41,939
Deferred tax
Deferred tax charge current year	21,690	39,081
Adjustment resulting from changes in tax rate	—	(11,531)

	465,642	69,489

Factors affecting the tax charge for the year
Profit/(loss) on ordinary activities before taxation	999,411	(435,653)

Profit/(loss) on ordinary activities before taxation multiplied by standard rate of UK corporation tax of 26.00% (2011 - 28.00%)	259,847	(121,983)

Effects of:
Non deductible expenses	186,147	179,509
Depreciation on ineligible assets	13,849	15,142
Differences between capital allowances and depreciation	(16,407)	(23,030)
Adjustments to previous periods	—	(14,221)
Non chargeable disposals	—	14,719
Small companies relief	—	(9,049)
Other tax adjustments	516	852

	184,105	163,922

Current tax charge for the year	443,952	41,939

No provision has been made for deferred tax arising on the revaluation of the company’s land and buildings. The tax on the gains arising on revaluation would only become payable if the properties were sold without rollover relief being available. The tax that would be payable in such circumstances is estimated to be £435,355. These assets are expected to be used in the continuing operations of the business and therefore no tax is expected to be paid in the foreseeable future.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2012

Nessco Group Holdings Limited

7	Loss for the financial year

As permitted by section 408 Companies Act 2006, the holding company’s profit and loss account has not been included in these financial statements. The loss for the financial year is made up as follows:

	2012	2011
	£	£
Holding company’s loss for the financial year	(1,381,704)	(997,931)

8 Intangible fixed assets

Group		Goodwill £
Cost
At 1 April 2011 and at 31 March 2012		6,206,866

Amortisation
At 1 April 2011		1,737,736
Charge for the year		616,432

At 31 March 2011		2,354,168

Net book value
At 31 March 2012		3,852,698

At 31 March 2011		4,469,130

9	Tangible fixed assets

Group	Land and buildings Freehold	Equipment hired to customers	Fixtures, fittings & equipment	Total
	£	£	£	£
Cost or valuation
At 1 April 2011	4,086,605	2,104,788	830,120	7,021,513
Additions	—	148,556	125,168	273,724
Disposals	—	(2,916)	(38,217)	(41,133)

At 31 March 2012	4,086,605	2,250,428	917,071	7,254,104

Depreciation
At 1 April 2011	306,605	1,744,936	746,279	2,797,820
On disposals	—	(2,916)	(38,217)	(41,133)
Charge for the year	53,266	220,146	56,182	329,594

At 31 March 2012	359,871	1,962,166	764,244	3,086,281

Net book value
At 31 March 2012	3,726,734	288,262	152,827	4,167,823

At 31 March 2011	3,780,000	359,852	83,841	4,223,693

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2012

Nessco Group Holdings Limited

9	Tangible fixed assets (continued)

Group

The land and buildings were valued on an open market basis by Ryden, chartered surveyors, in December 2010.

Included within land and buildings is land of £1,395,000 (2011: £1,395,000) which is not depreciated.

Comparable historical cost for the land and buildings included at valuation:

£
Cost
At 1 April 2011 and at 31 March 2012	2,765,605

Depreciation based on cost
At 1 April 2011	503,816
Charge for the year	34,899

At 31 March 2012	538,715

Net book value
At 31 March 2012	2,226,890

At 31 March 2011	2,261,789

Company	Plant and machinery	Fixtures, fittings & equipment	Total
	£	£	£
Cost
At 1 April 2011	27,570	435,150	462,720
Additions	—	5,176	5,176
Disposals	(12,374)	(25,843)	(38,217)

At 31 March 2012	15,196	414,483	429,679

Depreciation
At 1 April 2011	24,412	383,169	407,581
On disposals	(12,374)	(25,843)	(38,217)
Charge for the year	93	25,476	25,569

At 31 March 2012	12,131	382,802	394,933

Net book value
At 31 March 2012	3,065	31,681	34,746

At 31 March 2011	3,158	51,981	55,139

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2012

Nessco Group Holdings Limited

10	Intangible fixed assets

Company	Shares in group undertakings
£
Cost and net book value
At 31 March 2011 and 2012	14,009,441

In the opinion of the directors, the aggregate value of the company’s investment in subsidiary undertakings is not less than the amount included in the balance sheet.

Holdings of more than 20%

The company holds more than 20% of the share capital of the following companies:

Company	Country of registration or incorporation	Shares held
		Class	%
Subsidiary undertakings
NesscoInvsat Limited	England	Ordinary	100
Countryflow Limited	Scotland	Ordinary	100
Nessco Caspian Limited	Scotland	Ordinary	100

The principal activity of these undertakings for the last relevant financial year was as follows:

Principal activity
NesscoInvsat Limited	Provision of telecommunication services to the global oil and gas industry
Countryflow Limited	Dormant
Nessco Caspian Limited	Dormant

11	Stocks and work in progress

	Group		Company
	2012	2011	2012	2011
	£	£	£	£
Work in progress	518,766	615,132	—	3,420
Finished goods and goods for resale	151,602	266,524	—	66,662

	670,368	881,656	—	70,082

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2012

Nessco Group Holdings Limited

12	Debtors

	Group		Company
	2012	2011	2012	2011
	£	£	£	£
Trade debtors	8,610,131	4,183,830	112,615	232,174
Amounts recoverable on long term contracts	5,257,666	1,808,142	—	—
Other debtors	319,252	350,374	114,485	81,943
Prepayments and accrued income	62,445	56,035	32,383	37,141
Deferred tax asset (see note 15)	128,206	149,896	33,645	40,077

	14,377,700	6,548,277	293,128	391,335

The deferred tax asset calculated at 25% (2011: 26%) is wholly in respect of decelerated capital allowances. The deferred tax asset has been recognised on the basis that the directors considered it more likely than not that there will be suitable taxable profits in the foreseeable future against which the deferred tax asset can be utilised.

13	Creditors : amounts falling due within one year

	Group		Company
	2012	2011	2012	2011
	£	£	£	£
Bank loans and overdrafts	374,499	834,545	374,499	834,545
Trade creditors	3,899,348	1,933,303	22,275	16,294
Amounts owed to group undertakings	—	—	3,300,972	1,596,653
Corporation tax	443,952	41,625	—	—
Taxes and social security costs	157,031	140,409	16,328	15,528
Other creditors	87,258	57,626	—	19,049
Accruals and deferred income	8,741,574	3,334,858	283,809	857,124

	13,703,662	6,342,366	3,997,883	3,339,193

Bank loans and overdrafts are secured by a standard security over the group’s premises and a floating charge over the assets of the group.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2012

Nessco Group Holdings Limited

14	Creditors : amounts falling due after more than one year

	Group		Company
	2012	2011	2012	2011
	£	£	£	£
Bank loans	3,295,910	5,090,329	3,295,910	5,090,329
Other loans	8,397,816	6,733,643	8,397,816	6,733,643
Preference shares classed as a financial liability	100	100	100	100

	11,693,826	11,824,072	11,693,826	11,824,072

Analysis of loans
Not wholly repayable within five years by instalments	2,558,684	4,948,887	2,558,684	4,948,887
Not wholly repayable within five years other than by instalments	4,080,000	3,411,226	4,080,000	3,411,226
Wholly repayable within five years	5,410,630	4,053,645	5,410,630	4,053,645

	12,049,314	12,413,758	12,049,314	12,413,758
Included in current liabilities	(355,588)	(589,786)	(355,588)	(589,786)

	11,693,726	11,823,972	11,693,726	11,823,972

Instalments not due within five years	1,616,630	1,878,770	1,616,630	1,878,770

Preference shares classified as financial liabilities
In more than five years	100	100	100	100

The bank loans and overdraft are secured by a standard security over the group’s premises and a floating charge over the assets of the group.

The first bank loan, initially totalling £4,128,500 was drawn down in June 2008 and, is repayable in 84 monthly instalments from date of drawdown. It bears interest at Libor plus 2%.

The second bank loan, totalling £2,621,500, is repayable in 120 monthly instalments, commencing June 2013. It bears interest at Libor plus 1.75%.

Within other loans, there is a balance of £3,559,900, repayable in June 2013. It bears interest at 10% per annum, with a redemption premium of 30% of capital balance also payable. There is also a balance of £1,400,000 which bears interest at 14% per annum with no fixed redemption date. The remainder of the other loans are non-interest bearing, and are repayable on the sale of the company.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2012

Nessco Group Holdings Limited

15	Provisions for liabilities

The deferred tax asset (included in debtors, note 12) is made up as follows:

	Group	Company
	2012	2012
	£	£
Balance at 1 April 2011	(149,896)	(40,077)
Charge for the year	21,690	6,432

Balance at 31 March 2012	(128,206)	(33,645)

	Group		Company
	2012	2011	2012	2011
	£	£	£	£
Decelerated capital allowances	(116,322)	(137,729)	(21,761)	(27,910)
Other timing differences	(11,884)	(12,167)	(11,884)	(12,167)

	(128,206)	(149,896)	(33,645)	(40,077)

16	Pension and other post-retirement benefit commitments

The group operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the group in an independently administered fund. The pension cost charge represents contributions payable by the group to the fund. Contributions totalling £18,844 (2011—£14,719) were payable to the fund at the year end and are included in creditors.

Defined contribution

	2012	2011
	£	£
Contributions payable by the group for the year	139,289	109,052

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2012

Nessco Group Holdings Limited

17	Share capital

	2012	2011
	£	£
Allotted, called up and fully paid
422,765 A Ordinary shares of £1 each	422,765	360,000
440,000 B Ordinary shares of £1 each	440,000	440,000
600,000 C Ordinary shares of £1 each	600,000	—

	1,462,765	800,000

On 19 May 2011, there was an increase in the A Ordinary share capital of 62,765 £1 shares.

On 4 October 2011, 300,000 C Ordinary shares of £1 each were issued for a total consideration of £300,000. On 20 March 2012, a further 300,000 C Ordinary shares of £1 each were issued for a total consideration of £300,000.

On a sale or return of capital, the A ordinary and B ordinary shares are paid £1 per share. The C ordinary shares are paid £1 per share plus a 10% return for every complete year since date of issue of the C ordinary shares. Any remaining surplus is then distributed to the A Ordinary and B Ordinary shares on a pro rata basis. None of the shares have a right of redemption. The preference shares have a right to a cumulative dividend of 10p per annum in respect of each share held. The other shares have no right to a dividend.

18	Statement of movements on reserves

Group	Revaluation reserve	Profit and loss account
	£	£
Balance at 1 April 2011	197,211	(361,849)
Profit for the financial year	—	533,769

Balance at 31 March 2012	197,211	171,920

Company	Profit and loss account
£
Balance at 1 April 2011	(1,435,455)
Loss for the financial year	(1,381,704)

Balance at 31 March 2012	(2,817,159)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2012

Nessco Group Holdings Limited

19	Reconciliation of movements in shareholders’ funds

Group	2012 £	2011 £
Profit/(loss) for the financial year	533,769	(505,142)
Proceeds from issue of shares	662,765	—
Other recognised gains and losses	—	197,211

Net addition/(depletion in) to shareholders’ funds	1,196,534	(307,931)
Opening shareholders’ funds	635,362	943,293

Closing shareholders’ funds	1,831,896	635,362

Company	2012	2011
	£	£
Loss for the financial year	(1,381,704)	(997,931)
Proceeds from issue of shares	662,765	—

Net depletion in shareholders’ funds	(718,939)	(997,931)
Opening shareholders’ funds	(635,455)	362,476

Closing shareholders’ funds	(1,354,394)	(635,455)

20	Contingent liabilities

Group

A cross guarantee exists between all group companies for all sums due to Clydesdale Bank PLC. At the year end, the group had contingent liabilities totalling £1,911,711 (2011—£1,076,516) in respect of tender and performance bonds.

21	Financial commitments

At 31 March 2012 the group had annual commitments under non-cancellable operating leases as follows:

	Other
	2012	2011
	£	£
Expiry date:
Within one year	407,535	283,707
Between two and five years	444,186	1,199,721

	851,721	1,483,428

At 31 March 2012 the company had annual commitments under non-cancellable operating leases as follows:

	Other
	2012	2011
	£	£
Expiry date:
Between two and five years	16,800	16,800

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2012

Nessco Group Holdings Limited

22	Directors’ remuneration

	2012	2011
	£	£
Remuneration for qualifying services	197,565	172,179
Company pension contributions to defined contribution schemes	25,469	21,392
Directors fees	73,483	53,922

	296,517	247,493

The number of directors for whom retirement benefits are accruing under defined contribution schemes amounted to 1 (2011 - 1).

Remuneration disclosed above include the following amounts paid to the highest paid director:

Remuneration for qualifying services	108,602	106,164
Company pension contributions to defined contribution schemes	21,935	21,392

23	Employees

Number of employees

The average monthly number of employees (including directors) during the year was:

	2012	2011
	Number	Number
Marketing and business development	13	13
Administration	22	21
Technical	71	53

	106	87

Employment costs	2012	2011
	£	£
Wages and salaries	4,320,247	3,500,455
Social security costs	415,148	332,827
Other pension costs	139,289	109,052

	4,874,684	3,942,334

24	Related party relationships and transactions

Group and company

The company has taken advantage of the exemption available in FRS 8 “Related party disclosures” whereby it has not disclosed transactions with any wholly owned subsidiary undertaking.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2012

Nessco Group Holdings Limited

25	Post balance sheet event

On 5 July 2012 RigNet Inc. a company registered in the United Kingdom that provides managed remote communications solutions for the global oil and gas industry announced that they had agreed to acquire all of the issued and outstanding share capital of the Company, for £29.5m in cash with RigNet paying up to an additional £1.6m through to November 2012 upon satisfaction of certain post-closing events.

26	Differences between United Kingdom and United States generally accepted accounting principles

The Group prepares its financial statements in accordance with accounting principles generally accepted in the United Kingdom (“UK GAAP”), which differ in certain respects from those principles that the Group would have followed had its financial statements been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”). The material differences between UK and US GAAP, which affect the consolidated financial statements, are described below, and their effect on the financial statements is summarised as follows:

Consolidated Statements of Profit / (Loss) and Balance Sheets

	2012	2011
	£	£
Profit (Loss) on ordinary activities after taxation in accordance with UK GAAP	533,769	(505,142)

US GAAP adjustments:
Goodwill amortization	616,432	616,432

US GAAP adjustments before taxation	616,432	616,432
Tax effect of US GAAP adjustments	—	—

US GAAP adjustments after taxation	616,432	616,432

Profit / (Loss) on ordinary activities after taxation in accordance with US GAAP	1,150,201	111,290

	2012	2011
	£	£
Shareholders’ equity under UK GAAP	1,831,896	635,362
Goodwill amortisation	616,432	616,432
Cumulative effect of goodwill amortisation	1,737,736	1,121,304

Shareholders’ equity under US GAAP	4,186,064	2,373,09

(a)	£6,206,866 of goodwill, representing excess of the fair value of the consideration given over the fair value of the separable net asset acquired, was recognized in the consolidated financial statements for the acquisition of the entire issued share capital of the Company’s subsidiary, NesscoInvsat Limited, in 2008. In accordance with UK GAAP requirements, this goodwill is being amortised over a period of ten years which is the period over which the directors believe the benefit will be received.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2012

Nessco Group Holdings Limited

26	Differences between United Kingdom and United States generally accepted accounting principles (continued)

Under US GAAP and more specifically in accordance with Financial Accounting Standards Board Accounting Standards Codification (ASC) 805, “Business Combinations”, this goodwill should not be amortised, but should be tested, at least annually, for impairment at the reporting unit level. As a result of the variance in UK and US GAAP, a reconciling difference has been shown in the Consolidated statements of loss and deficit and balance sheets for the fiscal year’s 2012 and 2011, respectively.

Consolidated Statement of Cash Flows

There are no material differences between cash or funds flows reported in the primary financial statements and cash flows under UK GAAP that would be reported in a statement of cash flows prepared in accordance with accounting principles generally accepted in the United States.